Note 13 - Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2015
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
13.	Redeemable non-controlling interests

The minority equity positions in the Company’s subsidiaries are referred to as redeemable non-controlling interests (“RNCI”). The following table provides a reconciliation of the beginning and ending RNCI amounts:

	2015	2014

Balance, January 1	$150,066	$140,666
RNCI share of earnings	17,381	19,434
RNCI redemption increment	(3,837)	9,304
Distributions paid to RNCI	(15,774)	(17,413)
Purchases of interests from RNCI, net	(6,785)	(20,613)
RNCI exchanged for Subordinate Voting Shares	(14,670)	-
RNCI recognized on business acquisitions	13,284	17,700
Other	(73)	988
Balance, December 31	$139,592	$150,066

The Company has shareholders’ agreements in place at each of its non-wholly owned subsidiaries. These agreements allow the Company to “call” the RNCI at a price determined with the use of a formula price, which is usually equal to a fixed multiple of average annual net earnings before income taxes, interest, depreciation, and amortization. The agreements also have redemption features which allow the owners of the RNCI to “put” their equity to the Company at the same price subject to certain limitations. The formula price is referred to as the redemption amount and may be paid in cash or in Subordinate Voting Shares. The redemption amount as of December 31, 2015 was $137,357 (2014 - $149,188). The redemption amount is lower than that recorded on the balance sheet as the formula price of certain RNCI are lower than the amount initially recorded at the inception of the minority equity position. If all put or call options were settled with Subordinate Voting Shares as at December 31, 2015, approximately 3,070,000 such shares would be issued. The pro forma annual impact of such a settlement would be an increase of approximately $0.29 to diluted earnings per share from continuing operations.